Summary Prospectus
September 1, 2009

Natixis Cash Management Trust -

Money Market Series

Ticker Symbol: Class A (NEMXX), Class B (NMBXX) and Class C (NVCXX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.funds.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ga.natixis.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated September 1, 2009 are incorporated by reference into this Summary Prospectus.

Investment Goal

Natixis Cash Management Trust - Money Market Series (the “Fund”) seeks maximum current income consistent with preservation of capital and liquidity.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds,as applicable)	None [1]	None [1]	None [1]
Redemption fees	None [2]	None [2]	None [2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.35%	0.35%	0.35%
Distribution and/or service (12b-1) fees	None	None	None
Other expenses	0.26%	0.26%	0.26%
Total annual fund operating expenses[3]	0.61%	0.61%	0.61%
Fee reduction[4,5]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee reduction	0.61%	0.61%	0.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C
1 year	$62	$62	$62
3 years	$195	$195	$195
5 years	$340	$340	$340
10 years	$762	$762	$762

1	Shares of each class are sold without any sales charge. However, shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) if the shares were purchased by exchange from another Natixis Fund. See the section “Exchanging Shares.”

Natixis Cash Management Trust	1	Summary Prospectus

2	Transaction fees may be charged for expedited payments. See the Prospectus.

3	Total annual fund operating expenses have been restated to exclude certain non-recurring expenses.

4	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes, the premium for the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 0.65% of the Fund’s average daily net assets for each of Class A, B and C shares. This undertaking is in effect through August 31, 2010, and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses it has borne through this undertaking to the extent that a class’ expenses in later periods fall below the annual rates set forth in this undertaking. A class will not be obligated to pay any such reduced fees and expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

5	Natixis Advisors has temporarily agreed to waive its management fee to the extent necessary to maintain a minimum yield to shareholders. This agreement is voluntary and may be terminated at any time.

Investments, Risks and Performance

Principal Investment Strategies

The Fund will invest up to 100% of its assets in high-quality, short-term, U.S. dollar-denominated money market investments issued by U.S. and foreign issuers. Examples of these investments include certificates of deposit, bankers’ acceptances or bank notes, securities issued or guaranteed by the U.S. government, commercial paper, repurchase agreements, other corporate debt obligations and cash. The Fund seeks to maintain a stable $1.00 share price.

The Fund’s subadviser will manage the Fund’s portfolio in compliance with regulatory requirements for money market funds. These requirements include holding investments which are generally rated in the two highest rating categories as rated by a major credit agency and investments which have a maturity of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less. The Fund is also diversified, which limits its exposure to any given issuer.

Principal Investment Risks

Money Market Fund risk: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s investment adviser, subadviser or their affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Further regulation could impact the way that the Fund is managed, possibly negatively impacting its return.

Credit risk: An issuer may be unable or unwilling to make payments of principal and interest when due. Credit risk also includes the risk of default. These events could cause the Fund’s share price or yield to fall.

Interest Rate risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of money market securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment.

Foreign Investment risk: The Fund’s investment in foreign securities, including American Depositary Receipts, are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Financial Services industry risk: Because it may invest a significant portion of its assets in the obligations of banks and other financial services companies, the Fund is subject to a number of risks generally associated with investments in the financial services industry, such as credit risk, interest rate risk and regulatory developments related to the financial services industry. Changes in government regulation and interest rates can have a substantial negative impact on the financial services industry.

Natixis Cash Management Trust	2	Summary Prospectus

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the one-year, five-year and ten-year periods. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. The Fund’s current subadviser assumed its role in June 2001. The performance results shown below, for periods prior to that date, reflect results achieved by the previous subadviser. Updated performance information and current yield information is available online at www.funds.natixis.com and/or by calling the Natixis Funds Personal Access Line® 24 hours a day at 800-225-5478, press 1.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years.† The returns for Class B and C shares differ from Class A returns shown in the bar chart to the extent their respective expenses differ.

†	The Fund’s total return for Class A shares year-to-date as of June 30, 2009 was 0.33%.

Average Annual Total Returns (for the periods ended December 31, 2008)	1 Year	5 Years	10 Years
Class A	2.58%	2.93%	2.98%
Class B	2.58%	2.93%	2.98%
Class C	2.59%	2.93%	2.98%

Management

Investment Adviser

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser

Reich & Tang Asset Management, LLC

Purchase and Sale of Fund Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100

Lower investment minimums may apply in certain circumstances. See the section “Shareholder Services” in the Statement of Additional Information (“SAI”).

The Fund’s shares are redeemable on any business day through your investment dealer, by mail, by exchange, by wire, through the Automated Clearing House system, by telephone or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale.

Natixis Cash Management Trust	3	Summary Prospectus

Tax Information

Distributions of investment income are generally taxable to you as ordinary income. Distributions of capital gains may be taxable as either long-term capital gain or ordinary income depending on how long the Fund owned the investments that generated the gains. Fund distributions are taxable whether you receive them in cash or in additional shares. Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax law generally will not be taxable.

UM77-0909

Natixis Cash Management Trust	4	Summary Prospectus